1 Q3 2015 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO BOB FISHMAN, CFO October 27, 2015

2 NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that describe or relate to NCR's future plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR's expectations for meeting its full-year financial objectives; expectations for revenue growth in NCR’s divisions; expectations regarding the transformation of NCR’s sales and services functions; the success and expected savings, income statement and cash impacts of NCR’s ongoing restructuring plan; foreign currency fluctuations and their impact on NCR’s results; and NCR's FY 2015 free cash flow, FY 2015 overall, FY 2015 segment and Q4 2015 financial outlook. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR's control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K and those factors detailed from time to time in NCR's other SEC reports. These materials are dated October 27, 2015, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and these materials will include the following "non-GAAP" measures: non- pension operating income (NPOI), non-GAAP diluted earnings per share (non-GAAP diluted EPS), free cash flow (FCF), operational gross margin, operational gross margin rate, expenses (non-GAAP), adjusted EBITDA, effective tax rate, non-GAAP net income and selected measures expressed on a constant currency basis. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures and reconciliations of these non-GAAP measures to their directly comparable GAAP measures are included in the accompanying "Supplementary Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "software-related revenue" includes software license, software maintenance, cloud, and professional services revenue associated with software delivery, (ii) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (iii) the terms "cloud" and "cloud revenue" are used to describe NCR’s software-as-a-service offerings and the revenue associated therewith (prior earnings releases and presentation materials referred to these offerings and revenues as "SaaS" and "SaaS revenue") and (iv) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

3 Q3 2015 FINANCIAL RESULTS REVENUE Q3 2014 Q3 2015 $1.65 billion Revenue down 2% y/y, up 5% CC Recurring revenue up 1% y/y, up 8% CC, 42% of total revenue OPERATIONAL GROSS MARGIN Q3 2014 Q3 2015 28.9% 29.4% Up 50 bps y/y, up ~20 bps CC NPOI NPOI up 7% y/y, up 15% CC Non-GAAP EPS up 16% y/y, up 25% CC FREE CASH FLOW Excluding $93 million of recoveries from the Fox River environmental matter in Q3 2014, FCF up $67 million due to improved cash from operations Q3 2014 Q3 2015 $204 million $218 million Q3 2014 Q3 2015 $132 million $106 million $1.61 billion NON-GAAP EPS Q3 2014 Q3 2015 $0.78 $0.67 FX Impact ~($120M) FX Impact ~($0.06) FX Impact ~($17M) FX Impact ~30 bps

4 SOFTWARE-RELATED REVENUE GROWTH Q3 2015 Q3 2014 $125 QTD • QTD Software-related revenue up 1% y/y; up 5% CC • QTD Cloud revenue up 6% y/y; up 7% CC • QTD Professional Services revenue down 3% y/y; up 3% CC $434 Cloud Professional Services SW Licenses & SW Maintenance $157 Q3 2015 $1,288 Q3 2014 ($'s in Millions) • YTD Software-related revenue up 1% y/y; up 5% CC • YTD Cloud revenue up 11% y/y; up 12% CC • YTD Professional Services revenue down 5% y/y; up 1% CC $148 $143 $133 $158 YTD $475 $402 $411 $476 $363 $432 $430 $1,271

5 Q3 2015 SUMMARY Q3 aggregate results in-line with expectations • Balanced performance with margin expansion across all businesses • Continued significant FX headwinds and managing through challenging developing markets • On track to achieve full year earnings and free cash flow goals • Industry consolidation continues to impact competitors in legacy business Healthy division performance and improved OI% for each division driven by omni- commerce solutions despite macroeconomic headwinds • Financial Services – 3% CC revenue growth excluding China/Russia • Retail – 14% CC revenue growth • Hospitality – 8% CC revenue growth Growth of software and cloud revenues • Total software-related revenue up 5% CC • Cloud revenue up 7% CC; driven by Hospitality Building a stronger NCR • Sales and Services transformation delivering results • Restructuring initiatives on track Continued improvements in free cash flow linearity year-over-year

6 For the Three Months Ended September 30 2015 2014 As Reported Constant Currency Revenue $1,613 $1,647 (2)% 5% Operational Gross Margin 475 476 —% 6% Operational Gross Margin Rate 29.4% 28.9% Expenses (non-GAAP) 257 272 (6)% —% % of Revenue 15.9% 16.5% NPOI 218 204 7% 15% % of Revenue 13.5% 12.4% +110 bps +110 bps Interest and other expense (49) (57) (14)% (8)% Non-GAAP Diluted EPS (1) $0.78 $0.67 16% 25% Q3 OPERATIONAL RESULTS (1) Effective tax rate of 20% in Q3 2015 and 22% in Q3 2014. $ millions, except per share amounts

7 For the Three Months Ended September 30 2015 2014 % Change Revenue $1,613 $1,647 (2)% Gross Margin (1) 457 404 13% Gross Margin Rate 28.3% 24.5% Expenses (1) 289 363 (20)% % of Revenue 17.9% 22.0% Income from Operations (1) 168 41 310% % of Revenue 10.4% 2.5% Interest and other expense (49) (60) (18)% GAAP Diluted EPS (1) $0.59 $— 100% Q3 GAAP RESULTS $ millions, except per share amounts(1) Includes the impact of the restructuring program in Q3 2015 and 2014. See further detail on slides 23 and 24, respectively.

8 FINANCIAL SERVICES Q3 2015 Update • Revenue down 9% as reported and flat CC; CC growth in Americas, South Pacific & MEA offset by China/Russia (Up 3% CC excluding China & Russia) • Operating income down 6% as reported; up 2% CC due to a favorable mix of revenue and expense management • Remain focused on profitability through our transformation initiatives, mix shifts and operating margin expansion • Continued growth in CC operating income despite higher than expected headwinds in China and Russia as well as local currency weakness impacting Middle East / Africa • CC backlog position grew double-digits driven by Branch Transformation and CxBanking; inherently slower conversion rates affecting short-term revenue • Industry consolidation signaling positive indicators for future demand Key Market Developments Financial Results Q3 2015 Q3 2014 As Reported Constant Currency Revenue $820M $899M (9%) —% Operating Income $135M $144M (6%) 2% Operating Income as a % of Revenue 16.5% 16.0% +50 bps +40 bps • Software-related revenue down 3% as reported and up 2% CC • Branch Transformation revenue grew 94% led by North America Key Metrics

9 RETAIL SOLUTIONS Q3 2015 Update • Revenue up 7% as reported and up 14% CC; CC growth in all regions • Operating income up 79% as reported and up 92% CC due to higher revenue, including more software-related revenue and expense management • Retail One omni-commerce platform continues to achieve positive reaction from the market and our customers • Market continues to show signs of overall improvement; some regions experiencing slower growth and FX still a concern in some geographies • Gaining momentum in the channel in EMEA and developing markets • Success gaining new competitive key accounts globally • Australian supermarket Coles awards NCR "Supplier of the Year" award for outstanding Service Key Market Developments Financial Results Q3 2015 Q3 2014 As Reported Constant Currency Revenue $523M $489M 7% 14% Operating Income $43M $24M 79% 92% Operating Income as a % of Revenue 8.2% 4.9% +330 bps +340 bps • Cloud revenue up 8% as reported; up 12% CC • Software-related revenue flat as reported; up 4% CC Key Metrics

10 HOSPITALITY Q3 2015 Update • Revenue up 5% as reported and up 8% CC growth due to higher software-related revenue • Operating income up 11% as reported and up 15% CC due to higher software-related revenue including cloud and professional services revenue • Stronger market and allocation of resources to sales leading to improved overall results across markets • Strong cloud revenue growth driven by omni-channel; total cloud application sites up 19% y/y • Deployed 40,000th application site in the Manage SaaS application family, including 9,000 Pulse Real-Time application sites • Continued success executing SMB market strategy with 4% revenue growth y/y and 8% software-related revenue growth y/y • Strong competitive customer wins in North America, leading to new opportunities in market adjacencies Key Market Developments Financial Results Q3 2015 Q3 2014 As Reported Constant Currency Revenue $177M $168M 5% 8% Operating Income $30M $27M 11% 15% Operating Income as a % of Revenue 16.9% 16.1% +80 bps +100 bps • Cloud revenue up 22%; up 25% CC • Software-related revenue up 18%; up 20% CC Key Metrics

11 EMERGING INDUSTRIES Q3 2015 Update • Revenue up 2% as reported and up 11% CC; CC growth driven by Telecom & Technology revenue Telecom & Technology ▪ Revenue growth and margin expansion due to improved Services performance Travel ▪ Redesigning check-in experiences around the world - record 46 million mobile airline boarding passes in Q3 2015, up 35% y/y Small Business (NCR Silver) • Driving further adoption of NCR Silver; customer base up 5% over Q2 2015 and up 57% y/y Key Market Developments Financial Results Q3 2015 Q3 2014 As Reported Constant Currency Revenue $93M $91M 2% 11% Operating Income $10M $9M 11% 22% Operating Income as a % of Revenue 10.8% 9.9% +90 bps +100 bps Key Metrics • Operating income up 11% as reported and up 22% CC due to higher services margins

12 Q3 SUPPLEMENTAL REVENUE INFORMATION For the Periods Ended September 30 Three Months 2015 2014 % Change % Change (Constant Currency) Cloud $133 $125 6% 7% Software License and Software Maintenance 158 157 1% 6% Professional Services 143 148 (3%) 3% Total Software-Related Revenue 434 430 1% 5% Hardware 616 650 (5%) 4% Other Services 563 567 (1%) 7% Total Revenue $1,613 $1,647 (2%) 5% $ millions

13 FREE CASH FLOW QTD YTD FY 2015e FY 2014 Q3 2015 Q3 2014 Q3 2015 Q3 2014 Cash Provided by Operating Activities (1) $170 $124 $416 $235 $620 - $650 $524 Net capital expenditures (54) (58) (164) (197) (215) - (235) (258) Cash (Used in) Provided by Discontinued Operations (10) 66 (27) 28 (35) (1) Pension discretionary contributions and settlements — — — 18 — 48 Free Cash Flow $106 $132 $225 $84 $350 - $400 $313 Free Cash Flow as a % of non-GAAP net income ~80% 67% $ millions, except metrics (1) Includes cash tax rate of 12% in FY 2014 and an expected cash tax rate of 13% in FY 2015.

14 RESTRUCTURING PROGRESS UPDATE Expected Savings • $18M in 2014, ~$70M in 2015 and ~$105M in 2016 • ~50% of the savings benefiting NPOI in each year GAAP Income Statement Impact • Total charge of $217M to $225M from 2014 through 2015; • $36M YTD Q3 2015 • ~$20M to ~$28M remaining in FY 2015 Cash Impact • Total cash impact of $100M to $115M from 2014 through 2015; • $51M YTD Q3 2015 • ~$20M to ~$35M remaining in FY 2015

15 NET DEBT & EBITDA METRICS Q3 2014 Q4 2014 Q3 2015 Debt $3,745 $3,659 $3,248 Cash 424 511 303 Net Debt $3,321 $3,148 $2,945 Adjusted EBITDA $963 (1) $1,000 $1,012 (1) Net Debt / Adjusted EBITDA 3.4x 3.1x 2.9x $ in millions, except metrics (1) Adjusted EBITDA for the trailing twelve-month period. Achieved 2015 leverage multiple goal one quarter earlier than targeted due to higher free cash flow

FY 2015 GUIDANCE

	Current 2015 Guidance	Prior 2015 Guidance	2014
Revenue	$6,380 - $6,410	$6,525 - $6,675	$6,591
Year-over-Year Revenue Growth	(3%) - (2%)	(1%) to 1%	8%
Constant Currency Year-Over-Year Revenue Growth	3% - 4% (1)	5% to 7%	10%
Income from Operations (GAAP)(2)	$196 - $214	$194 - $259	$353
Non-Pension Operating Income (NPOI)	$830 - $840	$830 - $870	$820
Adjusted EBITDA	$1,040 - $1,050	$1,040 - $1,080	$1,000
Diluted EPS (GAAP)(2)	($0.60) - ($0.45)	($0.70) - ($0.40)	$1.06
Non-GAAP Diluted EPS(3)	$2.70 - $2.80	$2.60 - $2.80	$2.74
Cash Flow from Operating Activities	$620 - $650	$620 - $650	$524
Free Cash Flow	$350 - $400	$350 - $400	$313

$ in millions, except per share amounts

(1) Expected constant currency growth of 3% - 4%, which includes unfavorable foreign currency impacts of approximately 6% in revenue. Foreign currency headwinds on revenue increased by $65 million from our previous guidance.

(2) For 2014, actuarial mark-to-market pension adjustment is included; 2015 guidance does not include actuarial mark-to-market pension adjustments, which will be determined in Q4 2015.

(3) 2015 guidance now includes expected other expense (income), net (OIE) of $204M, a 24% to 25% tax rate and a share count of 173M. 2014 results include OIE of $213M, a 22% tax rate and a share count of 171.2M. 2015 guidance previously included OIE of $215 million to $220 million, a 25% tax rate and a share count of 175M.

16

17 2015 SEGMENT REVENUE GUIDANCE Segment 2015e 2015e Constant Currency FY 2014 Financial Services (6%) - (5%) 1% - 2% $3,561 Retail Solutions 1% - 2% 5% - 6% $2,008 Hospitality 3% - 5% 5% - 7% $659 Emerging Industries (3%) - (1%) 5% - 7% $363 Total (3%) - (2%) 3% - 4% $6,591 $ in millions Note - The 2015e and 2015e Constant Currency revenue growth ranges by segment have been updated from prior guidance. The 2015e Constant Currency revenue growth ranges in the previous guidance were 4% to 6% for Financial Services; 4% to 6% for Retail Solutions; 5% to 9% for Hospitality; 0% to 5% for Emerging Industries; and 5% to 7% for Total.

18 Q4 2015 GUIDANCE Q4 2015e Q4 2014 Revenue $1,687 - $1,717 (1) $1,768 Income from Operations (GAAP) $199 - $217 (2) $35 Non-Pension Operating Income (Non-GAAP) $264 - $274 (3) $251 Tax rate 27% to 30% 20% Other expense ~$55 $57 $ millions(1) Includes an estimated unfavorable foreign currency impact of approximately 5% in revenue. (2) Includes an estimated pre-tax charge of $20M - $28M in Q4 2015 related to the ongoing restructuring plan and does not include actuarial mark-to-market pension adjustments, which will be determined in Q4 2015. (3) Includes an estimated unfavorable foreign currency impact of approximately $19M in NPOI in Q4 2015.

SUPPLEMENTARY NON-GAAP MATERIALS

20 NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. NPOI, Non-GAAP Diluted EPS, Operational Gross Margin, Operational Gross Margin Rate, Expenses (non-GAAP), Effective Tax Rate and Non-GAAP Net Income. NCR's non-pension operating income (NPOI), non-GAAP net income and non-GAAP diluted earnings per share (non-GAAP diluted EPS) are determined by excluding pension expense and special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations. NCR also determines operational gross margin, operational gross margin rate, expenses (non-GAAP) and effective tax rate (non-GAAP) by excluding pension expense and these special items from its GAAP gross margin, gross margin rate, expenses and effective tax rate. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses NPOI and non-GAAP diluted EPS to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/ used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow (FCF) does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure.

21 NON-GAAP MEASURES Adjusted EBITDA. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items included in the definition of NPOI. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. Constant Currency. NCR presents certain measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation. Due to the continuing strengthening of the U.S. dollar against foreign currencies and the overall variability of foreign exchange rates from period to period, NCR's management uses these measures on a constant currency basis to evaluate period-over-period operating performance. Measures presented on a constant currency basis are calculated by translating current period results at prior period monthly average exchange rates. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com.

22 Income from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) and Adjusted EBITDA (non-GAAP) in millions Q3 2014 LTM FY 2014 Q3 2015 LTM Q2 2015 LTM FY 2015e Q4 2015e Q4 2014 Income (Loss) from Operations (GAAP) $615 $353 $32 ($95) $196 - $214 $199 - $217 $35 Pension Expense (Benefit) (97) 152 581 577 434 3 150 Restructuring Plan 127 160 69 184 56 - 64 $20 - $28 33 Acquisition-Related Amortization of Intangibles 106 119 124 122 125 31 30 Acquisition-Related Costs 27 27 9 12 10 3 2 Acquisition-Related Purchase Price Adjustment 9 6 — 1 — — — OFAC and FCPA Investigations(1) 3 3 2 2 1 — 1 Non-Pension Operating Income (non-GAAP) $790 $820 $817 $803 $830 - $840 $264 - $274 $251 Depreciation and Amortization 146 152 165 159 175 Ongoing Pension Expense (6) (3) (7) (2) (10) Stock Compensation Expense 33 31 37 32 45 Adjusted EBITDA $963 $1,000 $1,012 $992 $1,040 - $1,050 GAAP TO NON-GAAP RECONCILIATION (1) Estimated expenses for 2015 will be affected by, among other things, the status and progress of the OFAC matter.  There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC's investigation.

GAAP TO NON-GAAP RECONCILIATION

Q3 2015 QTD

in millions (except per share amounts)	Q3 QTD 2015 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q3 QTD 2015 non-GAAP
Product revenue	**$688**	$—	$—	$—	$—	$—	$—	**$688**
Service revenue	**925**	—	—	—	—	—	—	**925**
Total revenue	**1,613**	—	—	—	—	—	—	**1,613**
Cost of products	**512**	—	(9)	—	—	—	1	**504**
Cost of services	**644**	—	(6)	—	—	—	(4)	**634**
Gross margin	**457**	—	15	—	—	—	3	**475**
Gross margin rate	***28.3%***	*—%*	*0.9%*	*—%*	*—%*	*—%*	*0.2%*	***29.4%***
Selling, general and administrative expenses	**224**	—	(16)	(2)	—	—	(1)	**205**
Research and development expenses	**53**	—	—	—	—	—	(1)	**52**
Restructuring-related charges	**12**	(12)	—	—	—	—	—	**—**
Total expenses	**289**	(12)	(16)	(2)	—	—	(2)	**257**
Total expense as a % of revenue	***17.9%***	*(0.7)%*	*(1.1)%*	*(0.1)%*	*—%*	*—%*	*(0.1)%*	***15.9%***
Income (loss) from operations	**168**	12	31	2	—	—	5	**218**
Income (loss) from operations as a % of revenue	***10.4%***	*0.7%*	*2.0%*	*0.1%*	*—%*	*—%*	*0.3%*	***13.5%***
Interest and Other (expense) income, net	**(49)**	—	—	—	—	—	—	**(49)**
Income (loss) from continuing operations before income taxes	**119**	12	31	2	—	—	5	**169**
Income tax expense (benefit)	**16**	4	10	—	—	—	3	**33**
Effective tax rate	***13%***							***20%***
Income (loss) from continuing operations	**103**	8	21	2	—	—	2	**136**
Net income (loss) attributable to noncontrolling interests	**1**	—	—	—	—	—	—	**1**
Income (loss) from continuing operations (attributable to NCR)	**$102**	$8	$21	$2	$—	$—	$2	**$135**
Diluted earnings per share	**$0.59**	$0.05	$0.12	$0.01	$—	$—	$0.01	**$0.78**
Diluted shares outstanding	**172.3**							**172.3**

23

GAAP TO NON-GAAP RECONCILIATION

Q3 2014 QTD

in millions (except per share amounts)	Q3 QTD 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q3 QTD 2014 non-GAAP
Product revenue	$721	$—	$—	$—	$—	$—	$—	$721
Service revenue	926	—	—	—	—	—	—	926
Total revenue	1,647	—	—	—	—	—	—	1,647
Cost of products	547	(9)	(9)	—	(1)	—	—	528
Cost of services	696	(46)	(6)	—	—	—	(1)	643
Gross margin	404	55	15	—	1	—	1	476
Gross margin rate	24.5%	3.3%	0.9%	—%	0.1%	—%	0.1%	28.9%
Selling, general and administrative expenses	232	—	(14)	(5)	—	—	—	213
Research and development expenses	59	—	—	—	—	—	—	59
Restructuring-related charges	72	(72)	—	—	—	—	—	—
Total expenses	363	(72)	(14)	(5)	—	—	—	272
Total expense as a % of revenue	22.0%	(4.4)%	(0.8)%	(0.3)%	—%	—%	—%	16.5%
Income (loss) from operations	41	127	29	5	1	—	1	204
Income (loss) from operations as a % of revenue	2.5%	7.7%	1.7%	0.3%	0.1%	—%	0.1%	12.4%
Interest and Other (expense) income, net	(60)	3	—	—	—	—	—	(57)
Income (loss) from continuing operations before income taxes	(19)	130	29	5	1	—	1	147
Income tax expense (benefit)	(19)	31	9	1	1	—	9	32
Effective tax rate	100%							22%
Income (loss) from continuing operations	—	99	20	4	—	—	(8)	115
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—
Income (loss) from continuing operations (attributable to NCR)	$—	$99	$20	$4	$—	$—	($8)	$115
Diluted earnings per share	$—	$0.58	$0.12	$0.02	$—	$—	($0.05)	$0.67
Diluted shares outstanding	171.3							171.3

NCR
24

GAAP TO NON-GAAP RECONCILIATION

Q3 2015 YTD

in millions (except per share amounts)	Q3 YTD 2015 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q3 YTD 2015 non-GAAP
Product revenue	$1,995	$—	$—	$—	$—	$—	$—	$1,995
Service revenue	2,698	—	—	—	—	—	—	2,698
Total revenue	4,693	—	—	—	—	—	—	4,693
Cost of products	1,539	(3)	(28)	—	—	—	(9)	1,499
Cost of services	2,161	—	(19)	—	—	—	(297)	1,845
Gross margin	993	3	47	—	—	—	306	1,349
Gross margin rate	*21.2%*	*0.1%*	*1.0%*	*—%*	*—%*	*—%*	*6.4%*	*28.7%*
Selling, general and administrative expenses	788	—	(47)	(7)	—	(1)	(115)	618
Research and development expenses	175	—	—	—	—	—	(10)	165
Restructuring-related charges	33	(33)	—	—	—	—	—	—
Total expenses	996	(33)	(47)	(7)	—	(1)	(125)	783
Total expense as a % of revenue	*21.2%*	*(0.7)%*	*(1.0)%*	*(0.1)%*	*—%*	*—%*	*(2.7)%*	*16.7%*
Income (loss) from operations	(3)	36	94	7	—	1	431	566
Income (loss) from operations as a % of revenue	*(0.1)%*	*0.8%*	*2.0%*	*0.1%*	*—%*	*—%*	*9.3%*	*12.1%*
Interest and Other (expense) income, net	(145)	—	—	—	—	—	—	(145)
Income (loss) from continuing operations before income taxes	(148)	36	94	7	—	1	431	421
Income tax expense (benefit)	50	10	30	2	—	1	2	95
Effective tax rate	*(34)%*							*23%*
Income (loss) from continuing operations	(198)	26	64	5	—	—	429	326
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	($202)	$26	$64	$5	$—	$—	$429	$322
Diluted earnings per share	($1.19)	$0.15	$0.37	$0.03	$—	$—	$2.51	$1.87
Diluted shares outstanding	169.5							172.0

NCR

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GAAP TO NON-GAAP RECONCILIATION

Q3 2014 YTD

in millions (except per share amounts)

	Q3 YTD 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q3 YTD 2014 non-GAAP
Product revenue	$2,077	—	—	—	—	—	—	$2,077
Service revenue	2,746	—	—	—	—	—	—	2,746
Total revenue	4,823	—	—	—	—	—	—	4,823
Cost of products	1,554	(9)	(29)	—	(4)	—	—	1,512
Cost of services	1,969	(46)	(18)	—	(2)	—	—	1,903
Gross margin	1,300	55	47	—	6	—	—	1,408
Gross margin rate	27.0%	1.1%	1.0%	—%	0.1%	—%	—%	29.2%
Selling, general and administrative expenses	724	—	(42)	(25)	—	(2)	(1)	654
Research and development expenses	186	—	—	—	—	—	(1)	185
Restructuring-related charges	72	(72)	—	—	—	—	—	—
Total expenses	982	(72)	(42)	(25)	—	(2)	(2)	839
Total expense as a % of revenue	20.4%	(1.5)%	(0.9)%	(0.6)%	—%	—%	—%	17.4%
Income (loss) from operations	318	127	89	25	6	2	2	569
Income (loss) from operations as a % of revenue	6.6%	2.7%	1.9%	0.5%	0.1%	—%	—%	11.8%
Interest and Other (expense) income, net	(159)	3	—	—	—	—	—	(156)
Income (loss) from continuing operations before income taxes	159	130	89	25	6	2	2	413
Income tax expense (benefit)	14	31	29	6	2	1	10	93
Effective tax rate	9%							23%
Income (loss) from continuing operations	145	99	60	19	4	1	(8)	320
Net income (loss) attributable to noncontrolling interests	2	—	—	—	—	—	—	2
Income (loss) from continuing operations (attributable to NCR)	$143	$99	$60	$19	$4	$1	($8)	$318
Diluted earnings per share	$0.84	$0.58	$0.35	$0.11	$0.02	$0.01	($0.05)	$1.86
Diluted shares outstanding	171.1							171.1

26

GAAP TO NON-GAAP RECONCILIATION

Q4 2014 QTD

in millions (except per share amounts)	Q4 QTD 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q4 QTD 2014 non-GAAP
Product revenue	**$815**	—	—	—	—	—	—	**$815**
Service revenue	**953**	—	—	—	—	—	—	**953**
Total revenue	**1,768**	—	—	—	—	—	—	**1,768**
Cost of products	**599**	—	(10)	—	—	—	(3)	**586**
Cost of services	**737**	(1)	(6)	—	—	—	(82)	**648**
Gross margin	**432**	1	16	—	—	—	85	**534**
Gross margin rate	***24.4%***	*0.1%*	*0.9%*	*—%*	*—%*	*—%*	*4.8%*	***30.2%***
Selling, general and administrative expenses	**288**	—	(14)	(2)	—	(1)	(47)	**224**
Research and development expenses	**77**	—	—	—	—	—	(18)	**59**
Restructuring-related charges	**32**	(32)	—	—	—	—	—	**—**
Total expenses	**397**	(32)	(14)	(2)	—	(1)	(65)	**283**
Total expense as a % of revenue	***22.5%***	*(1.8)%*	*(0.8)%*	*(0.1)%*	*—%*	*(0.1)%*	*(3.7)%*	***16.0%***
Income (loss) from operations	**35**	33	30	2	—	1	150	**251**
Income (loss) from operations as a % of revenue	***2.0%***	*1.9%*	*1.7%*	*0.1%*	*—%*	*0.1%*	*8.4%*	***14.2%***
Interest and Other (expense) income, net	**(57)**	—	—	—	—	—	—	**(57)**
Income (loss) from continuing operations before income taxes	**(22)**	33	30	2	—	1	150	**194**
Income tax expense (benefit)	**(62)**	14	10	1	—	—	76	**39**
Effective tax rate	***282%***							***20%***
Income (loss) from continuing operations	**40**	19	20	1	—	1	74	**155**
Net income (loss) attributable to noncontrolling interests	**2**	2	—	—	—	—	—	**4**
Income (loss) from continuing operations (attributable to NCR)	**$38**	$17	$20	$1	$—	$1	$74	**$151**
Diluted earnings per share	**$0.22**	$0.10	$0.11	$0.01	$—	$0.01	$0.43	**$0.88**
Diluted shares outstanding	**171.3**							**171.3**

27

GAAP TO NON-GAAP RECONCILIATION

FY 2014

in millions (except per share amounts)	FY 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	FY 2014 non-GAAP
Product revenue	$2,892	—	—	—	—	—	—	$2,892
Service revenue	3,699	—	—	—	—	—	—	3,699
Total revenue	6,591	—	—	—	—	—	—	6,591
Cost of products	2,153	(9)	(39)	—	(4)	—	(3)	2,098
Cost of services	2,706	(47)	(24)	—	(2)	—	(82)	2,551
Gross margin	1,732	56	63	—	6	—	85	1,942
Gross margin rate	*26.3%*	*0.8%*	*1.0%*	*—%*	*0.1%*	*—%*	*1.3%*	*29.5%*
Selling, general and administrative expenses	1,012	—	(56)	(27)	—	(3)	(48)	878
Research and development expenses	263	—	—	—	—	—	(19)	244
Restructuring-related charges	104	(104)	—	—	—	—	—	—
Total expenses	1,379	(104)	(56)	(27)	—	(3)	(67)	1,122
Total expense as a % of revenue	*20.9%*	*(1.6)%*	*(0.8)%*	*(0.4)%*	*—%*	*—%*	*(1.1)%*	*17.0%*
Income (loss) from operations	353	160	119	27	6	3	152	820
Income (loss) from operations as a % of revenue	*5.4%*	*2.4%*	*1.8%*	*0.4%*	*0.1%*	*—%*	*2.3%*	*12.4%*
Interest and Other (expense) income, net	(216)	3	—	—	—	—	—	(213)
Income (loss) from continuing operations before income taxes	137	163	119	27	6	3	152	607
Income tax expense (benefit)	(48)	45	39	7	2	1	86	132
Effective tax rate	*(35)%*							*22%*
Income (loss) from continuing operations	185	118	80	20	4	2	66	475
Net income (loss) attributable to noncontrolling interests	4	2	—	—	—	—	—	6
Income (loss) from continuing operations (attributable to NCR)	$181	$116	$80	$20	$4	$2	$66	$469
Diluted earnings per share	$1.06	$0.68	$0.47	$0.12	$0.02	$0.01	$0.38	$2.74
Diluted shares outstanding	171.2							171.2

NCR

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29 GAAP TO NON-GAAP RECONCILIATION Current 2015 Guidance Prior 2015 Guidance Diluted EPS (GAAP) ($0.60) - ($0.45) ($0.70) - ($0.40) Pension Expense (Benefit) 2.51 2.51 Restructuring Plan 0.23 - 0.28 0.18 - 0.28 Acquisition-Related Costs 0.04 0.04 Acquisition-Related Amortization of Intangibles 0.47 0.47 OFAC and FCPA Investigations(1) — — Non-GAAP Diluted EPS $2.70 - $2.80 $2.60 - $2.80 Diluted Earnings per Share (GAAP) to Non-GAAP Diluted Earnings per Share (non-GAAP) (1) Estimated expenses for 2015 will be affected by, among other things, the status and progress of the OFAC matter.  There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC's investigation.

30 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth % on a Constant Currency Basis (non-GAAP) Q3 2015 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Constant Currency Revenue Growth % (non-GAAP) Financial Services (9)% (9)% —% Retail Solutions 7% (7)% 14% Hospitality 5% (3)% 8% Emerging Industries 2% (9)% 11% Total Revenue (2)% (7)% 5%

31 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth % on a Constant Currency Basis (non-GAAP) Q3 2015 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Constant Currency Revenue Growth % (non-GAAP) Cloud 6% (1)% 7% Software License/ Software Maintenance 1% (5)% 6% Professional Services (3)% (6)% 3% Total Software Related 1% (4)% 5% Hardware (5)% (9)% 4% Other Services (1)% (8)% 7% Total Revenue (2)% (7)% 5%

32 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth % on a Constant Currency Basis (non-GAAP) Q3 2015 YTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Constant Currency Revenue Growth % (non-GAAP) Cloud 11% (1)% 12% Professional Services (5)% (6)% 1% Total Software Related 1% (4)% 5%

33 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth % (GAAP) to Operating Income Growth % on a Constant Currency Basis (non-GAAP) Q3 2015 QTD Operating Income Growth % Reported Favorable (unfavorable) FX impact Constant Currency Operating Income Growth % (non- GAAP) Financial Services (6)% (8)% 2% Retail Solutions 79% (13)% 92% Hospitality 11% (4)% 15% Emerging Industries 11% (11)% 22% Total Operating Income 7% (8)% 15%

34 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth bps (GAAP) to Operating Income Growth bps on a Constant Currency Basis (non-GAAP) Q3 2015 QTD Operating Income bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Operating Income bps Growth (non- GAAP) Financial Services +50 bps +10 bps +40 bps Retail Solutions +330 bps -10 bps +340 bps Hospitality +80 bps -20 bps +100 bps Emerging Industries +90 bps -10 bps +100 bps Total Operating Income +110 bps — bps +110 bps

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